10,976,750 Shares

(subject to increase up to 11,854,890 shares

in the event of an oversubscription)

LEGACY BANCORP, INC.

(a Delaware corporation)

Common Stock

(par value $.01 per share)

FORM OF

AGENCY AGREEMENT

September     , 2005

RYAN BECK & CO., INC.

18 Columbia Turnpike

Florham Park, NJ 07932

Ladies and Gentlemen:

Legacy Bancorp. Inc. a Delaware corporation (the “Company”), Mutual Bancorp of the Berkshires, Inc., a Massachusetts-chartered mutual holding company (the “MHC”), Legacy Group, Inc., a Massachusetts corporation (the “Mid-Tier”) and Legacy Banks, a Massachusetts-chartered stock savings bank (the “Bank”), hereby confirm their agreement with Ryan Beck & Co., Inc. (“Ryan Beck” or the “Agent”) with respect to the offer and sale by the Company of 10,976,750 shares (subject to increase up to 11,854,890 shares in the event of an oversubscription) of the Company’s Common Stock, par value $.01 per share (the “Common Stock”). The shares of Common Stock to be sold by the Company are hereinafter called the “Securities.” In addition, as described herein, the Company expects to contribute eight percent (8%) of the shares of Common Stock sold in the offering to The Legacy Banks Foundation (the “Foundation”), such shares hereinafter being referred to as the “Foundation Shares.”

The Securities are being offered for sale and the Foundation Shares are being contributed in accordance with the plan of conversion (the “Plan”) adopted by the Board of Trustees of the MHC on May 25, 2005 and amended on June 15, 2005 [and            , 2005], pursuant to which the MHC and the Mid-Tier will cease to exist, and the Company will offer and sell its Securities and use proceeds therefrom to acquire all of the outstanding shares of the Bank. Pursuant to the Plan, the Company is offering to certain of the Bank’s depositors, tax-qualified plans, the directors, officers and employees of the Company, MHC, Mid-Tier and Bank who do not have a higher priority right, and each corporator of the MHC who is not an eligible account holder or a supplemental eligible account holder rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). To the extent Securities are not subscribed for in the Subscription Offering, such Securities may be offered to certain members of the general public, with preference given to certain natural persons residing in Berkshire County, Massachusetts, in a direct community offering (the “Community Offering” and together with the Subscription Offering, as each may be extended or reopened from time to time, the “Subscription and Community Offering”) to be commenced concurrently with, during or promptly after the Subscription Offering. It is currently anticipated by the MHC and the Company that any Securities not subscribed for in the Subscription and Community Offering will be offered, subject to Section 2 hereof, in a syndicated community offering (the “Syndicated Community Offering”). The Subscription and Community Offering and the Syndicated Community Offering are hereinafter referred to collectively as the “Offerings,” and the reorganization whereby the MHC and the Mid-Tier cease to exist and the Company acquires the capital stock of the Bank and effects the Offerings is hereinafter referred to collectively as the “Conversion.” If the number of Securities is increased or decreased in accordance with the Plan, the term “Securities” shall mean such greater or lesser number, where applicable.

The Company has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (No. 333-126481), including a related prospectus, for the registration of the Securities and the Foundation Shares under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the SEC in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter) and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the SEC under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”)), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription and Community Offering or the Syndicated Community Offering which differs from the Prospectus on file at the SEC at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

Concurrently with the execution of this Agreement, the Company is delivering to the Agent copies of the Prospectus to be used in the Subscription and Community Offering. The Prospectus contains information with respect to the Company, the MHC, the Mid-Tier, the Bank and the Common Stock.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a) The Company, the MHC, the Mid-Tier and the Bank jointly and severally represent and warrant to the Agent as of the date hereof as follows:

(i) The Registration Statement has been declared effective by the SEC, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company and the Bank, threatened by the SEC. At the time the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations, any preliminary or final Prospectus, any Blue Sky application, or any sales literature, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the date hereof does not, and at the Closing Time referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Agent furnished to the Company in writing by the Agent expressly for use in the Registration Statement or Prospectus (the “Agent Information,” which the Company, the MHC, the Mid-Tier and the Bank acknowledge appears only in the second paragraph of the section captioned “The Conversion and The Offering—Plan of Distribution and Marketing Arrangements” of the Prospectus).

(ii) The Company has filed with the Office of Thrift Supervision (the “OTS”) the Company’s application for approval of its acquisition of the Bank (the “Holding Company Application”) on Application H-(e)1-S promulgated under the Home Owners’ Loan Act (“HOLA”), and the regulations promulgated thereunder. The Company has received written notice from the OTS of its approval of the acquisition of the Bank, such approval remains in full force and effect and no order has been issued by the OTS suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC, the Mid-Tier or the Bank, threatened by the OTS. At the date of such approval and at the Closing Time referred to in Section 2, the Holding Company Application complied, and will comply, in all material respects with the applicable provisions of the HOLA and the regulations promulgated thereunder.

(iii) Pursuant to Chapter 167H, Section 9 of the General Laws of Massachusetts and the regulations promulgated thereunder governing the conversion of a Massachusetts-chartered mutual holding company to a stock holding company and 209 CMR 33.00, et seq. (collectively, the “Conversion Regulations”), the MHC has filed an application for conversion with the Massachusetts Commissioner of Banks (the “Commissioner”), including copies of the MHC’s Information Statement for a Special Meeting of its Corporators relating to the Conversion (the “Corporator Statement”) and the Prospectus (such application, as amended to date, if applicable, and as from time to time amended or supplemented hereafter, is hereinafter referred to as the “Massachusetts Application”). The Commissioner has, by order dated             , 2005, approved the Massachusetts Application, such approval remains in full force and effect and no order has been issued by the Commissioner suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC, the Mid-Tier or the Bank threatened by the Commissioner. At the date of such approval by the Commissioner and at the Closing Time referred to in Section 2, the Massachusetts Application complied and will comply in all material respects with the applicable provisions of the Conversion Regulations.

(iv) In accordance with 12 U.S.C. § 1828(c) and 12 C.F.R. Part 303, Subpart D of the regulations (the “FDIC Regulations”) of the Federal Deposit Insurance Corporation (the “FDIC”), as part of the Conversion, the Bank has filed an application for the MHC and the Mid-Tier to merge with and into the Bank, with the Bank surviving as a wholly-owned subsidiary of the Company (the “FDIC Merger Application”). The FDIC has by order dated             , 2005, approved the FDIC Merger Application, such approval remains in full force and effect and no order has been issued by the FDIC suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC, the Mid-Tier or the Bank threatened by the FDIC. At the date of such approval by the FDIC and at the Closing Time referred to in Section 2, the FDIC Merger Application complied and will comply in all material respects with the applicable provisions of the Conversion Regulations.

(v) At the time of their use, the Prospectus and the Corporator Statement will comply in all material respects with the applicable provisions of the Conversion Regulations and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company, the MHC, the Mid-Tier and the Bank have filed the Prospectus and sales literature with the SEC and the Commissioner. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Closing Time referred to in Section 2, complied and will comply in all material respects with the applicable requirements of the Conversion Regulations and, at or prior to the time of their first use, will have received all required authorizations of the SEC and the Commissioner for use in final form.

(vi) None of the SEC, the Commissioner or any Blue Sky authority has, by order or otherwise, prevented or suspended the use of the Corporator Statement, Prospectus or any supplemental sales literature authorized by the Company, the MHC, the Mid-Tier or the Bank for use in connection with the Offerings, and no action by or before any such governmental entity to prevent or suspend the use of the Corporator Statement, Prospectus or any supplemental sales literature is, to the knowledge of the Company, the MHC, the Mid-Tier and the Bank, pending or threatened.

(vii) At the Closing Time referred to in Section 2, (i) the Company, the MHC, the Mid-Tier and the Bank will have completed the conditions precedent to the Conversion and the Offerings and the establishment of the Foundation in accordance with the Plan, the Conversion Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the MHC, the Mid-Tier and the Bank by the SEC, Commissioner, FDIC, OTS or any other regulatory authority or Blue Sky authority, other than those which the regulatory authority permits to be completed after the Conversion; and (ii) the Conversion and the Offerings and the establishment of the Foundation will have been effected in the manner described in the Prospectus and in accordance with the Plan, the Conversion Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and Offering imposed upon the Company, the MHC, the Mid-Tier and the Bank by the SEC, the Commissioner, the OTS, the FDIC or any other regulatory or Blue Sky authority or any other regulatory authority.

(viii) Keller & Company, Inc. (“Keller”), which prepared the valuation of the MHC on a consolidated basis as part of the Conversion, has advised the Company, the MHC, the Mid-Tier and the Bank in writing that it satisfies all requirements for an appraiser set forth in the Conversion Regulations and any interpretations or guidelines issued by the Commissioner with respect thereto.

(ix) Wolf & Company, P.C., the firm which certified the consolidated financial statements and supporting schedules of the MHC included in the Registration Statement, have advised the Company, the MHC, the Mid-Tier and the Bank in writing that they are independent public accountants within the meaning of the Code of Ethics of the American Institute of Certified Public Accountants (the “AICPA”), and such accountants are, with respect to the Company, the Bank and each of the Subsidiaries (as hereinafter defined), independent certified public accountants as required by the Securities Act and the Securities Act Regulations and such accountants are not in violation of the auditor independence requirements of the Securities Act and the Securities Act Regulations.

(x) The only direct and indirect subsidiaries of the Bank are CSB Service Corp. a Massachusetts corporation, Legacy Insurance Services of the Berkshires, a Delaware limited liability company and Legacy Securities Corporation, a Massachusetts corporation (collectively, the “Subsidiaries” and, individually, each a “Subsidiary”). Except for the Subsidiaries, the Mid-Tier and the Bank, the MHC does not, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the only direct subsidiaries of the Company will be the Bank and the subsidiary formed to loan proceeds to the ESOP.

(xi) The consolidated financial statements and the related schedules and notes thereto included in the Registration Statement and the Prospectus present fairly the financial condition, results of operations, changes in retained earnings, equity and cash flows of each of (i) the MHC, the Mid-Tier, the Bank and the Subsidiaries at the dates indicated and the results of operations, retained earnings, equity and cash flows for the periods specified, and comply as to form in all material respects with the applicable accounting requirements of the Securities Act Regulations and the Conversion Regulations; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; and the supporting schedules and tables included in the Registration Statement present fairly the information required to be stated therein. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

(xii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries, whether or not arising in the ordinary course of business, (B) except for transactions specifically referred to or contemplated in the Prospectus, there have been no transactions entered into by the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries, other than those in the ordinary course of business consistent with past practice, in either case, which are material with respect to the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries, considered as one enterprise, and (C) the capitalization, liabilities, assets, properties and business of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries conform in all material respects to the descriptions contained in the Prospectus and none of the Company, the MHC, the Mid-Tier, the Bank, or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement or the Prospectus.

(xiii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in the Commonwealth of Massachusetts and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

(xiv) Upon completion of the Conversion and the contribution of the Foundation Shares as described in the Prospectus, the authorized, issued and outstanding capital stock of the Company will be in the range as set forth in the Prospectus under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); no shares of Common Stock or other capital stock of the Company have been or will be issued and outstanding prior to the Closing Time referred to in Section 2; at the time of Conversion, the Securities will have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, will be duly and validly issued and fully paid and nonassessable; the terms and provisions of the Common Stock and the capital stock of the Company conform to all statements relating thereto contained in the Prospectus; the certificates representing the shares of Common Stock conform to the requirements of applicable law and regulations; and the issuance of the Securities and the Foundation Shares is not subject to preemptive or other similar rights.

(xv) The Bank as of the date hereof, is a Massachusetts-chartered stock savings bank and upon consummation of the Conversion, the Bank will be a Massachusetts-chartered stock savings bank, in all instances with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Company, the MHC, the Mid-Tier, the Bank and its Subsidiaries each has obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or required for the conduct of their respective businesses as contemplated by the Holding Company Application, the Massachusetts Application and the FDIC Merger Application, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a material adverse effect on the financial condition, results of operations, business affairs or prospects of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries taken as a whole (hereinafter called a “Material Adverse Effect”); all such licenses, permits and other governmental authorizations are in full force and effect and the Company, the MHC, the Mid-Tier, the Bank, and the Subsidiaries are in all material respects in compliance therewith; none of the Company, the MHC, the Mid-Tier, the Bank nor any of the Subsidiaries has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect; and each of the MHC, the Mid-Tier and the Bank is validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is qualified as a foreign corporation in any jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the financial condition, results of operations, business affairs or prospects of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries, considered as one enterprise, except that the MHC and Mid-Tier will have been duly merged out of existence at, or immediately prior to, the Closing Time.

(xvi) The deposit accounts of the Bank are insured by the FDIC up to the applicable limits. Upon consummation of the Conversion, the liquidation account for the benefit of eligible accountholders of the Bank will be duly established in accordance with the Plan and the requirements of the Conversion Regulations.

(xvii) Upon consummation of the Conversion, the authorized capital stock of the Bank will be 1,000,000 shares of common stock, par value $1.00 per share (“Bank Common Stock”) and 250,000 shares of preferred stock, par value $1.00 per share (“Bank Preferred Stock”), and the issued and outstanding capital stock of the Bank will be              shares of Bank Common Stock and no shares of Bank Preferred Stock, and except for the shares of Bank Common Stock owned by the Mid-Tier (which shares will be cancelled at or prior to the Closing Time), no shares of Bank Common Stock or Bank Preferred Stock have been or will be issued prior to the Closing Time referred to in Section 2; and as of the Closing Time referred to in Section 2, all of the issued and outstanding capital stock of the Bank will be duly authorized, validly issued and fully paid and nonassessable and will have been issued in compliance with all federal and state securities laws. The shares of Bank Common Stock to be issued to the Company will have been duly authorized for issuance and, when issued and delivered by the Bank pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and as described in the Prospectus, will be duly and validly issued and fully paid and nonassessable, and all such Bank

Common Stock will be owned beneficially and of record by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; the terms and provisions of the Bank Common Stock and the Bank Preferred Stock conform to all statements relating thereto contained in the Prospectus, and the certificates representing the shares of the Bank Common Stock will conform with the requirements of applicable laws and regulations; the issuance of the Bank Common Stock is not subject to preemptive or similar rights; and there are no other warrants, options or rights of any kind to acquire additional shares of Bank Common Stock or any shares of Bank Preferred Stock.

(xviii) The formation of the Foundation has been duly authorized by the MHC and the Bank, and the Foundation has been incorporated and is validly existing as a non-stock corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Foundation will not be a savings and loan holding company within the meaning of 12 C.F.R. Part 574 as a result of the issuance of shares of Common Stock to it in accordance with the terms of the Plan and in the amounts as described in the Prospectus; no approvals are required to establish the Foundation and to contribute the shares of Common Stock thereto as described in the Prospectus other than those imposed by the Commissioner and the FDIC; except as specifically disclosed in the Prospectus and the Corporator Statement, there are no agreements and/or understandings, written or oral, among the Company and/or the Bank and the Foundation with respect to the control, directly or indirectly, over the voting and the acquisition or disposition of the Foundation Shares; at the time of the Conversion, the Foundation Shares will have been duly authorized for issuance and, when issued by the Company pursuant to the Plan against payment of the par value thereof, will be duly and validly issued and fully paid and nonassessable; and the issuance of the Foundation Shares is not subject to preemptive or similar rights. The Foundation Shares to be issued to the Foundation pursuant to the Plan have been registered pursuant to the Registration Statement.

(xix) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of each subsidiary of the Bank are permitted to subsidiaries of a Massachusetts-chartered savings bank by the rules, regulations, resolutions and practices of the Commissioner and the FDIC; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, except for the shares of Legacy Securities Corporation which have been pledged to the Federal Home Loan Bank of Boston to collateralize borrowings, is owned by the Bank as appropriate, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any subsidiary of the Bank.

(xx) The Company, the MHC, the Mid-Tier and the Bank has each taken all corporate actions necessary for them to execute, deliver and perform this Agreement, and this Agreement, has been duly executed and delivered by, and is the valid and binding agreement of, the Company, the MHC, the Mid-Tier and the Bank enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting the enforceability of the rights of creditors generally and judicial limitations on the right of specific performance and except as the enforceability of indemnification and contribution provisions may be limited by applicable securities laws.

(xxi) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, none of the Company, the MHC, the Mid-Tier nor the Bank or any Subsidiary will have (A) issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus, or (B) entered into any transaction or series of transactions which are material in light of the business of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries, except transactions in the ordinary course of business consistent with past practice.

(xxii) No approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement or the issuance of the Securities and the Foundation Shares that has not been or will not be obtained prior to the Closing Time and a copy of which has been delivered to the Agent, except as may be required under the “blue sky” or state securities laws of various jurisdictions.

(xxiii) None of the Company, the MHC, the Mid-Tier, the Bank nor any of its Subsidiaries is in violation of their respective certificate of incorporation, organization certificate, articles of incorporation or charter, as the case may be, or bylaws or other written corporate governance requirements or guidelines, including board committee charters (and the Bank will not be in violation of its charter or bylaws upon consummation of the Conversion); and none of the Company, the MHC, the Mid-Tier, the Bank nor any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries which are required to be filed as exhibits to the Registration Statement, the Massachusetts Application, the Holding Company Application or the FDIC Merger Application which have not been so filed.

(xxiv) The consummation of the Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, the MHC and the Mid-Tier and the Bank and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the certificate of incorporation, organization certificate, articles of incorporation or charter or bylaws of the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries, or any applicable law, administrative regulation or administrative or court decree.

(xxv) No labor dispute with the employees of the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries exists or, to the knowledge of the Company, the MHC, the Mid-Tier, the Bank is imminent or threatened; and the Company, the MHC, the Mid-Tier and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors which could reasonably be expected to result in any material adverse change in the financial condition, results of operations, business affairs or prospects of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries considered as one enterprise.

(xxvi) Each of the Company, the MHC, the Mid-Tier and the Bank and the Subsidiaries have good and marketable title to all properties and assets for which ownership is material to the business of the Company, the MHC, the Mid-Tier the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries; and all of the leases and subleases material to the business of the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries under which the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries hold properties, including those described in the Prospectus, are valid and binding agreements thereon, as applicable, in full force and effect, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or other laws affecting the enforceability of the rights of creditors generally and judicial limitations on the right of specific performance and except as the enforceability of indemnification and contribution provisions may be limited by applicable securities laws.

(xxvii) None of the Company, the MHC, the Mid-Tier, the Bank nor the Subsidiaries are in violation of any directive from the SEC, the Board of Governors of the Federal Reserve Board (the “FRB”), the OTS, the Commissioner or the FDIC or any other governmental authority to make any material change in the method of conducting their respective businesses; the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the SEC, FRB, the Commissioner, the OTS and the FDIC). Except as set forth in the Prospectus, none of the Company, the MHC, the Mid-Tier, the Bank nor any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries which, in the reasonable judgment of the Company, the MHC, the Mid-Tier or the Bank, is expected to result in a Material Adverse Effect. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries.

(xxviii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the MHC, the Mid-Tier or the Bank, threatened, against or affecting the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which could reasonably be expected to result in any Material Adverse Change, or which might materially and adversely affect the properties or assets of such entities or which might materially and adversely affect the consummation of the Conversion or the performance of this Agreement; all pending legal or governmental proceedings to which the Company, the MHC, the Mid-Tier, the Bank or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement, the Massachusetts Application or the Holding Company Application which have not been so filed.

(xxix) The Company, MHC, Mid-Tier and Bank have obtained opinions of its outside legal counsel, Lord, Bissell & Brook LLP with respect to the legality of the Securities and the Foundation Shares to be issued and the federal income tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and none of the Company, MHC the Mid-Tier or the Bank (including the Subsidiaries) has taken or will take any action inconsistent therewith.

(xxx) Prior to the Closing Time, the Bank will have received a letter from Wolf & Company, P.C. (“Wolf”) with respect to the tax consequences of the Conversion under the laws of the Commonwealth of Massachusetts, and from Lord, Bissell & Brook LLP with respect to the federal income tax consequences of the Conversion, the facts and representations upon which such letters are based will be truthful, accurate and complete in all material respects, and none of the Company, the MHC, the Mid-Tier or the Bank (including the Subsidiaries) has taken or will take any action inconsistent therewith.

(xxxi) The Company is not and, upon completion of the Conversion and the Offerings and sale of the Common Stock and the application of the net proceeds therefrom, will not be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxii) All of the loans represented as assets on the most recent consolidated financial statements or in selected consolidated financial and other data of the MHC, Mid-Tier and Bank included in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including without limitation truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226 and Section 560.210), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxiii) To the knowledge of the Company, the MHC, the Mid-Tier and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase shares of Common Stock in an amount of up to 8.0% of the Common Stock issued in the Conversion, none of the Company, the MHC, the Mid-Tier or the Bank or their employees has made any payment of funds of the Company, the MHC, the Mid-Tier or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxiv) To the knowledge of the Company, the MHC, the Mid-Tier and the Bank, there are no affiliations or associations (as such terms are defined by the National Association of Securities Dealers, Inc. (“NASD”)) between any member of the NASD and any of the Company’s officers or directors.

(xxxv) Each of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in similar industries.

(xxxvi) Each of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxvii) Each of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries is in compliance in all material respects with the applicable financial record keeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder.

(xxxviii) The Company, the MHC, the Mid-Tier and the Bank have not relied on Agent or its counsel for any legal, tax or accounting advice in connection with the Conversion.

(xxxix) The records of eligible account holders, supplemental eligible account holders and other depositors are accurate and complete in all material respects.

(xl) Each of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the MHC, the Mid-Tier, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the MHC, the Mid-Tier, the Bank and each Subsidiary has not incurred and does not expect to incur liability under (1) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the MHC, the Mid-Tier the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401 (a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(xli) None of the Company, the MHC, the Mid-Tier, the Bank nor the Subsidiaries nor any properties owned or operated thereby is in violation of or liable under any Environmental Law (as defined below), except for such violations or liabilities that, individually or in the aggregate, would not have a Material Adverse Effect. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the MHC, the Mid-Tier or the Bank threatened, relating to the liability of any property owned or operated by the Company, the MHC, the Mid-Tier, the Bank, or the Subsidiaries, under any Environmental Law. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (1) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xlii) Each of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries have filed all federal income and state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority. The Company, the MHC, the Mid-Tier and the Bank have no knowledge of any tax deficiency which has been asserted or could be asserted against the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries.

(xliii) The Company has received approval by NASDAQ, subject to regulatory approval to consummate the Offerings and issuance, to have the Securities and the Foundation Shares listed on the Nasdaq Stock Market effective as of the Closing Time referred to in Section 2 hereof.

(xliv) The Company has filed a registration statement for the Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such registration statement was declared effective concurrent with the effectiveness of the Registration Statement.

(xlv) The Bank has established compliance programs to ensure compliance with the requirements of the USA Patriot Act and all applicable regulations promulgated thereunder. The Bank is in compliance in all material respects with the USA Patriot Act and any applicable regulations promulgated thereunder, and there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company, the MHC, the Mid-Tier and the Bank, threatened regarding the Bank’s compliance with the USA Patriot Act or any regulations promulgated thereunder.

(xlvi) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act.

(b) Any certificate signed by any officer of the Company, the MHC, the Mid-Tier and the Bank or the Subsidiaries and delivered to either of the Agent or counsel for the Agent shall be deemed a representation and warranty by the Company, the MHC, the Mid-Tier and the Bank to the Agent and, for purposes of the opinion to be delivered to the Agent pursuant to Section 5(b)(2) hereof, to the counsel for the Agent as to the matters covered thereby.

(c) The Agent represents and warrants to the Company, the MHC, the Mid-Tier and the Bank as follows:

(i) The Agent is a corporation validly existing and in good standing under the laws of the State of New Jersey with full power and authority to provide the services to be furnished to the Company, the MHC, the Mid-Tier and the Bank hereunder.

(ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Agent, and this Agreement has been duly and validly executed and delivered by the Agent and is a legal, valid and binding agreement of the Agent, enforceable in accordance with its terms, except as the legality, validity, binding nature and enforceability thereof may be limited by (a) bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or other similar laws relating to or affecting the enforcement of creditors’ rights generally, and (b) general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law.

(iii) Each of the Agent and its employees, agents and representatives who shall perform any of the services hereunder shall be duly authorized and empowered, and shall have all licenses, approvals and permits necessary to perform such services; and the Agent is a registered selling agent in each of the jurisdictions in which the Shares are to be offered by the Company in reliance upon the Agent as a registered selling agent as set forth in the blue sky memorandum prepared with respect to the Offering.

(iv) The execution and delivery of this Agreement by the Agent, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof will not conflict with, or result in a breach of, any of the terms, provisions or conditions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, the corporate charter or bylaws of the Agent or any agreement, indenture or other instrument to which the Agent is a party or by which it or its property is bound.

(v) No approval of any regulatory or supervisory or other public authority is required in connection with the Agent’s execution and delivery of this Agreement, except as may have been received.

(vi) There is no suit or proceeding or charge or action before or by any court, regulatory authority or government agency or body or, to the knowledge of the Agent, pending or threatened, which might materially adversely affect the Agent’s performance under this Agreement.

SECTION 2. APPOINTMENT OF RYAN BECK; SALE AND DELIVERY OF THE SECURITIES; CLOSING.

On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby appoints Ryan Beck as its agent to consult with and advise the Company, and to assist the Company with the solicitation of subscriptions and purchase orders for Securities in connection with the Company’s sale of Common Stock in the Subscription and

Community Offerings and the Syndicated Community Offering. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, Ryan Beck accepts such appointment and agrees to use its best efforts to assist the Company with the solicitation of subscriptions and purchase orders for Securities in accordance with this Agreement; provided, however, that the Agent shall not be obligated to take any action which is inconsistent with any applicable laws, regulations, decisions or orders. The services to be rendered by Ryan Beck pursuant to this appointment include the following: (i) consulting as to the securities marketing implications of any aspect of the Plan or related corporate documents; (ii) reviewing with the Board of Directors the financial and securities marketing implications of the independent appraiser’s appraisal of the Common Stock; (iii) reviewing all offering documents, including the Prospectus, stock order forms and related offering materials (it being understood that preparation and filing of such documents is the sole responsibility of the Company, the MHC, the Mid-Tier, the Bank and their counsel); (iv) assisting in the design and implementation of a marketing strategy for the Offerings; (v) assisting the Company, the MHC, the Mid-Tier and the Bank in obtaining all requisite regulatory approvals; (vi) assisting Bank management in preparing for meetings with potential investors and broker-dealers; and (vii) providing such other general advice and assistance as may be requested to promote the successful completion of the Offerings.

The appointment of the Agent hereunder shall terminate upon the earliest to occur of (a) forty-five (45) days after the last day of the Subscription and Community Offerings, unless the Company and the Agent agree in writing to extend such period and the Commissioner agrees to extend the period of time in which the Securities may be sold, or (b) the receipt and acceptance of subscriptions and purchase orders for all of the Securities, or (c) the completion of the Syndicated Community Offering.

If any of the Securities remain available after the expiration of both the Subscription and Community Offerings, at the request of the Company, the MHC, the Mid-Tier and the Bank and subject to the continued accuracy of the representations and warranties of the Company and the Bank set forth herein and compliance with the covenants and conditions set forth herein, Ryan Beck will seek to form a syndicate of registered brokers or dealers (“Selected Dealers”) to assist in the solicitation of such Securities on a best efforts basis, subject to the terms and conditions set forth in a selected dealer’s agreement (the “Selected Dealer’s Agreement”), substantially in the form set forth in Exhibit A to this Agreement. Ryan Beck will endeavor to limit the aggregate fees to be paid by the Company and the Bank under any such Selected Dealer’s Agreement to an amount competitive with gross underwriting discounts charged at such time for underwritings of comparable amounts of stock sold at a comparable price per share in a similar market environment; provided, however, that the aggregate fees payable to Ryan Beck and Selected Dealers shall not exceed 6.0% of the aggregate purchase price of the Securities sold by such Selected Dealers. Ryan Beck will endeavor to distribute the Securities among the Selected Dealers in a fashion which best meets the distribution objective of the Company and the requirements of the Plan, which may result in limiting the allocation of stock to certain Selected Dealers. It is understood that in no event shall Ryan Beck be obligated to act as a Selected Dealer or to take or purchase any Securities.

In the event the Company is unable to sell at least the total minimum of the Securities, as set forth on the cover page of the Prospectus, within the period herein provided, this Agreement shall terminate and the Company shall refund to any persons who have subscribed for any of the Securities the full amount which it may have received from them, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the others hereunder, except for the obligations of the Company, the MHC, the Mid-Tier and the Bank as set forth in Sections 4, 6(a) and 7 hereof and the obligations of the Agent as provided in Sections 6(b) and 7 hereof. Appropriate arrangements for placing the funds received from subscriptions for Securities or other offers to purchase Securities in special interest-bearing accounts with the Bank until all Securities are sold and paid for were made prior to the commencement of the Subscription Offering, with provision for refund to the purchasers as set forth above, or for delivery to the Company if all Securities are sold.

If at least the total minimum of Securities, as set forth on the cover page of the Prospectus, are sold, the Company agrees to issue or have issued the Securities sold and to release for delivery certificates for such Securities at the Closing Time against payment therefor by release of funds from the special interest-bearing accounts referred to above. The closing shall be held at the Chicago, Illinois offices of Lord, Bissell & Brook LLP, at 10:00 a.m., local time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. The Company shall notify the Agent by telephone, confirmed in writing, when funds shall have been received for all the Securities. Certificates for Securities shall be delivered directly to the purchasers thereof in accordance with their directions. Notwithstanding the foregoing, certificates for Securities purchased through Selected Dealers shall be made available to the Agent for inspection at least 48 hours prior to the Closing Time at such office as the Agent shall designate. The hour and date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the “Closing Time.”

The Company will pay any stock issue and transfer taxes which may be payable with respect to the sale of the Securities.

In addition to reimbursement of the expenses specified in Section 4 hereof, the Agent will receive the following compensation for its services hereunder:

(a) A conversion and corporator vote advisory and administrative service fee of $25,000 shall be paid as follows: (i) $12,500 was paid upon execution of the engagement letter with the Agent, and (ii) $12,500 will be paid at the Closing Time;

(b) One percent (1.0%) of the aggregate price (the “Purchase Price”) of the Securities sold in the Subscription and Community Offering, excluding in each case shares purchased by (i) any employee benefit plan of the Company or the Bank established for the benefit of their respective directors, officers and employees, (ii) by any charitable foundation established by the Bank in connection with the Conversion, and (iii) any director, officer or employee of the Company, the MHC, the Mid-Tier or the Bank or members of their immediate families (which term shall mean parents, grandparents, spouse, siblings, children and grandchildren); and

(c) with respect to any Securities sold by an NASD member firm (including Ryan Beck) under the Selected Dealer’s Agreement in the Syndicated Community Offering, (i) the compensation payable to Selected Dealers under any Selected Dealer’s Agreement, (ii) any sponsoring dealer’s fees; and (iii) a management fee to Ryan Beck of one percent (1.0%). Any fees payable to Ryan Beck for Securities sold by Ryan Beck under any such agreement shall be limited to an aggregate of six (6.0%) of the Purchase Price of the Securities sold by Ryan Beck and other NASD member firms under such Selected Dealer’s Agreement.

In the event that the Company and/or the Bank are required to resolicit subscribers for Shares in the Subscription and Community Offering and the Agent is required to provide significant additional services in connection with such a resolicitation, the Company, the MHC, the Mid-Tier and the Bank and the Agent shall mutually agree to the dollar amount of additional fees due to the Agent, if any.

If this Agreement is terminated by the Agent in accordance with the provisions of Section 9(a) hereof or the Conversion is terminated by the Company, the Agent shall not be entitled to receive the fee set forth in paragraphs (b) and (c) above; but the Agent shall be able to retain the $25,000 for its advisory services mentioned above, which services have already been performed. In addition, the Company shall be obligated to pay the fees and expenses as contemplated by the provisions of Section 4 hereof in the event of any such termination. All fees payable to the Agent hereunder shall be payable in immediately available funds at the Closing Time, or upon termination of this Agreement, as the case may be.

SECTION 3. COVENANTS OF THE COMPANY, MHC, MID-TIER AND BANK. The Company, the MHC, the Mid-Tier and the Bank covenant with the Agent as follows:

(a) The Company, the MHC, the Mid-Tier and the Bank will prepare and file such amendments or supplements to the Registration Statement, the Prospectus, the Massachusetts Application, the Holding Company Application and the FDIC Merger Application as may hereafter be required by the Securities Act, the Securities Act Regulations, the Conversion Regulations, FDIC Regulations, or as may hereafter be requested by the Agent. Following completion of the Subscription and Community Offering, in the event of a Syndicated Community Offering, the Company, the MHC, the Mid-Tier and the Bank will (i) promptly prepare and file with the SEC a post-effective amendment to the Registration Statement relating to the results of the Subscription and Community Offering, any additional information with respect to the proposed plan of distribution and any revised pricing information or (ii) if no such post-effective amendment is required, will file with, or mail for filing to, the SEC a prospectus or prospectus supplement containing information relating to the results of the Subscription and Community Offering and pricing information pursuant to Rule 424 of the Securities Act Regulations, in either case in a form acceptable to the Agent. The Company, the MHC, the Mid-Tier and the Bank will notify the Agent immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment of the Registration Statement, the filing of any supplement to the Prospectus and the filing of any amendment to the Massachusetts Application or the FDIC Merger Application, (ii) of the receipt of any comments from the Commissioner, the OTS, the SEC or the FDIC with respect to the transactions contemplated by this Agreement or the Plan, (iii) of any request by the Commissioner, the OTS, the FDIC or the SEC for any amendment to the Registration Statement, the Massachusetts Application, the FDIC Merger Application or the Holding Company Application or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commissioner of any order suspending the Offerings, the use of the Prospectus or the initiation of any proceedings for that purpose, (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (vi) of the receipt of any notice with respect to the suspension of any qualification of the Securities for offering or sale in any jurisdiction. The Company, the MHC, the Mid-Tier and the Bank will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company, the MHC, the Mid-Tier and the Bank will give the Agent notice of its intention to file or prepare any amendment to the Holding Company Application, the Massachusetts Application, the FDIC Merger Application or the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use in connection with the Syndicated Community Offering of the Securities which differs from the prospectus on file at the SEC at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Agent or counsel for the Agent may object.

(c) The Company, the MHC, the Mid-Tier and the Bank will deliver to the Agent as many conformed copies of the Massachusetts Application, the Holding Company Application, the FDIC Merger Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Agent may reasonably request, and from time to time such number of copies of the Prospectus as the Agent may reasonably request.

(d) During the period when the Prospectus is required to be delivered, the Company, the MHC, the Mid-Tier and the Bank will comply, at their own expense, with all requirements imposed upon them by the Commissioner by the applicable Conversion Regulations, as from time to time in force, and by the Nasdaq Stock Market, the Securities Act, the Securities Act Regulations, the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(e) If any event or circumstance shall occur as a result of which it is necessary, in the opinion of counsel for the Agent, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company, the MHC, the Mid-Tier and the Bank will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Agent) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company, the MHC, the Mid-Tier and the Bank will furnish to the Agent a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the MHC, the Mid-Tier and the Bank will each furnish such information with respect to itself as the Agent may from time to time reasonably request.

(f) The Company, the MHC, the Mid-Tier and the Bank will take all necessary action, in cooperation with the Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the Conversion Regulations may require and as the Agent and the Company have agreed; provided, however, that the Company, the MHC, the Mid-Tier and the Bank shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(g) The Company authorizes Ryan Beck and any Selected Dealers to act as agent of the Company in distributing the Prospectus to persons entitled to receive subscription rights and other persons to be offered Securities having record addresses in the states or jurisdictions set forth in a survey of the securities or “blue sky” laws of the various jurisdictions in which the Offerings will be made (the “Blue Sky Survey”).

(h) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(i) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to its stockholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity and cash flows, certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company, the Bank and the Subsidiaries for such quarter as filed with the SEC in a quarterly periodic report. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to stockholders of the Company.

(j) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Agent (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to stockholders of the Company or furnished to or filed with the SEC under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Agent may reasonably request.

(k) The Company, the MHC, the Mid-Tier and the Bank will conduct the Conversion, including the formation and operation of the Foundation, in all material respects in accordance with the Plan, the Conversion Regulations and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Company, the MHC, the Mid-Tier or the Bank by the SEC, Commissioner, FDIC or the OTS.

(l) The Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “How We Intend to Use the Net Proceeds from the Offering.”

(m) The Company will report the use of proceeds from the Offerings on its first periodic report filed with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(n) The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. The Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Stock Market and, once listed on the Nasdaq Stock Market, the Company will comply with all applicable corporate governance standards required by the Nasdaq Stock Market.

(o) The Company will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with the NASD’s “Interpretation Relating to Free-Riding and Withholding.”

(p) Other than in connection with any employee benefit plan or arrangement described in the Prospectus, the Company will not, without the prior written consent of the Agent, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities and the Foundation Shares for a period of 90 days following the Closing Time.

(q) The Company and the Bank will comply with the conditions imposed by or agreed to with the OTS in connection with its approval of the Holding Company Application and with the FDIC in connection with its approval of the FDIC Merger Application, including those conditions relating to the establishment and the operation of the Foundation; the Company and the Bank shall use their best efforts to ensure that the Foundation submits within the time frames required by applicable law a request to the Internal Revenue Service to be recognized as a tax-exempt organization under Section 501(c)(3) of the Code; the Company and the Bank will take no action which will result in the possible loss of the Foundation’s tax exempt status; and neither the Company nor the Bank will contribute any additional assets to the Foundation until such time that such additional contributions will be deductible for federal and state income tax purposes.

(r) The Company shall not deliver the Securities until the Company and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived in writing by the Agent.

(s) The Company will furnish to Ryan Beck as early as practicable prior to the Closing Time, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the MHC, the Mid-Tier, the Bank and the Subsidiaries which have been read by Wolf, as stated in their letters to be furnished pursuant to subsections (e) and (f) of Section 5 hereof.

(t) The Company will promptly register as a savings and loan holding company under the HOLA.

(u) Until the Closing, each of the Company and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the SEC, the Nasdaq Stock Market, the Commissioner, the FDIC and the OTS.

(v) The Bank will not amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement.

(w) The Company, the MHC, the Mid-Tier and the Bank will not, prior to the Closing Time, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(x) The Company, the MHC, the Mid-Tier and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 5 hereof.

(y) The Company, the MHC, the Mid-Tier and the Bank will provide the Agent with any information necessary to carry out the allocation of the Securities in the event of an oversubscription, and such information will be accurate and reliable in all material respects.

(z) The Company and the Bank will notify the Agent when funds have been received for the minimum number of Securities set forth in the Prospectus.

SECTION 4. PAYMENT OF EXPENSES. The Company, the MHC, the Mid-Tier and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including but not limited to (i) the cost of obtaining all securities and bank regulatory approvals relating to the Conversion and the Offerings, (ii) the preparation, printing and filing of the Registration Statement, the Massachusetts Application, the FDIC Merger Application and the Holding Company Application each as originally filed and of each amendment thereto, (iii) the preparation, issuance and delivery of the certificates for the Securities to the purchasers in the Offerings, (iv) the fees and disbursements of the counsel, accountants, appraiser and other advisors of the Company, MHC, Mid-Tier and Bank, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the fees and disbursements of the Agent’s counsel in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Agent (in such quantities as the Agent shall reasonably request) of copies of the Registration Statement as originally filed and of each amendment thereto and the printing and delivery of the Prospectus and any amendments or supplements thereto to the purchasers in the Offerings and the Agent (in such quantities as the Agent shall reasonably request), (vii) the delivery to the Agent of copies of a Blue Sky Survey, and (viii) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq Stock Market. In the event the Agent incurs any such fees and expenses on behalf of the Bank, the Mid-Tier, the MHC or the Company, the Bank will reimburse the Agent for such fees and expenses whether or not the Conversion is consummated; provided, however, that the Agent shall not incur any material expenses on behalf of the Bank, the Mid-Tier, the MHC or the Company pursuant to this Section without the prior approval of the Bank.

Notwithstanding the foregoing, the Bank, the Mid-Tier, the MHC or the Company shall not be required to reimburse Agent for more than $75,000 in legal fees (other than legal out-of-pocket expenses), except with the prior approval of the Bank. The Agent will not incur reimbursable out-of-pocket expenses in excess of $20,000 without the consent of the Bank. The Bank acknowledges, however, that such caps may be increased by the mutual consent of the Bank and the Agent in the event of any material delay in the Offering that would require an update of the financial information contained in the Registration Statement, as amended or supplemented, to reflect a period later than that set forth in the financial statements included in the original Registration Statement. Not later than two days prior to the Closing Date, the Agent will provide the Bank with a detailed accounting of all reimbursable expenses to be paid at the Closing.

The Company, the MHC, the Mid-Tier and the Bank jointly and severally agree to pay certain expenses incident to the performance of the Agent’s obligations under this Agreement, regardless of whether the Conversion is consummated, including (i) the filing fees paid or incurred by the Agent in connection with all filings with the NASD, and (ii) all reasonable out of pocket expenses (including legal fees and expenses) incurred by the Agent relating to the filings with the NASD. All fees and expenses to which the Agent is entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the Company, the MHC, the Mid-Tier or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Agent.

SECTION 5. CONDITIONS OF AGENT’S OBLIGATIONS. The Company, the MHC, the Mid-Tier the Bank and the Agent agree that the issuance and the sale of Securities and all obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company, the MHC, the Mid-Tier and the Bank herein contained as of the date hereof and the Closing Time, to the accuracy of the statements of officers and directors of the Company, the MHC, the Mid-Tier and the Bank made pursuant to the provisions hereof, to the performance by the Company, the MHC, the Mid-Tier and the Bank of their obligations hereunder, and to the following further conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the SEC, no order suspending the Offerings or authorization for final use of the Prospectus shall have been issued or proceedings therefor initiated or threatened by the Commissioner, the FDIC, the FRB, the OTS or any state securities or Blue Sky authority, and no order suspending the sale of the Securities in any jurisdiction shall have been issued.

(b) At the Closing Time, the Agent shall have received:

(1) The favorable opinion, dated as of the Closing Time, of Lord, Bissell & Brook, LLP, counsel for the Company, the MHC, the Mid-Tier and the Bank, in form and substance satisfactory to counsel for the Agent, to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its operations as described in the Registration Statement and Prospectus.

(iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the Commonwealth of Massachusetts and in each other jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify in any such other jurisdiction would not have a material adverse effect upon the financial condition, results of operations, business affairs or prospects of the Company, the Bank and the Subsidiaries taken as a whole (a “Material Adverse Effect”).

(iv) Upon consummation of the Conversion, and the issuance of the Foundation Shares to the Foundation immediately upon completion thereof, the authorized, issued and outstanding capital stock of the Company will be as set forth in the Prospectus under “Capitalization” and to our knowledge no shares of Common Stock have been or will be issued and outstanding prior to the Closing Time.

(v) The Securities and the Foundation Shares have been duly and validly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, or, in the case of the Foundation Shares, issued and delivered by the Company pursuant to the Plan against payment of the par value thereof, will be duly and validly issued and fully paid and nonassessable.

(vi) The issuance of the Securities and the Foundation Shares is not subject to preemptive or other similar rights arising by operation of law.

(vii) The Bank is validly existing and in good standing under the laws of the Commonwealth of Massachusetts as a Massachusetts-chartered stock savings bank, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; and the Bank is duly qualified as a foreign corporation in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

(viii) Immediately prior to the Closing Time, the MHC and the Mid-Tier were validly existing and in good standing under the laws of the Commonwealth of Massachusetts and, at Closing Time, shall cease to exist.

(ix) The Bank is a member in good standing of the Federal Home Loan Bank of Boston and the deposit accounts of the Bank are insured by the FDIC up to the applicable limits.

(x) Each Subsidiary of the Bank is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and each of the Subsidiaries has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect; the activities of each Subsidiary as described in the Prospectus as of the date hereof and prior to the Closing Time, are permitted to subsidiaries of a bank holding company and of a Massachusetts-chartered savings bank by the rules, regulations, resolutions and practices of the FRB, the Commissioner and the FDIC; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by the Bank, directly or through subsidiaries. The activities of each Subsidiary of the Company following the Conversion are permitted to subsidiaries of a savings and loan holding company and of a Massachusetts-chartered savings bank by the rules, regulations, resolutions and practices of the OTS, the Commissioner and the FDIC.

(xi) The Foundation has been duly incorporated and is validly existing as a non-stock corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Foundation is not a savings and loan holding company within the meaning of 12 C.F.R. Part 574 as a result of the issuance of shares of Common Stock to it in accordance with the terms of the Plan and in the amounts as described in the Prospectus; no approvals are required to establish the Foundation and to contribute the shares of Common Stock thereto as described in the Prospectus other than those set forth in any written notice or order of approval of the Massachusetts Application or the Holding Company Application, copies of which were provided to the Agent prior to the Closing Time; and the Foundation Shares to be issued to the Foundation have been registered pursuant to the Registration Statement.

(xii) Upon consummation of the Conversion, all of the issued and outstanding capital stock of the Bank when issued and delivered pursuant to the Plan against payment of consideration calculated as set forth in the Plan and set forth in the Prospectus, will be duly authorized, validly issued, fully paid and nonassessable, and all such capital stock will be owned of record by the Company.

(xiii) At or prior to the Closing, the OTS has approved the Holding Company Application, the Commissioner has approved the Massachusetts Application, the FDIC has approved the FDIC Merger Application and no action is pending, or to the knowledge of such counsel, threatened respecting the Holding Company Application, the Massachusetts Application, the FDIC Merger Application, the Conversion or the acquisition by the Company of all of the Bank’s issued and outstanding capital stock; the Holding Company Application complies in all material respects as to form with the applicable requirements of the OTS, the Massachusetts Application complies in all material respects as to form with the applicable requirements of the Commissioner and the FDIC Merger Application complies in all material respects as to form with the applicable requirements of the FDIC, except in each case as compliance therewith has been specifically waived in writing; the Holding Company Application, the Massachusetts Application and the FDIC Merger Application include all documents required to be filed as exhibits thereto, and are, to the knowledge of such counsel, truthful, accurate and complete; and the Company is duly authorized to become a savings and loan holding company and is duly authorized to own all of the issued and outstanding capital stock of the Bank to be issued pursuant to the Plan.

(xiv) The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated hereby, including the establishment of the Foundation and the contribution thereto of the Foundation Shares, (A) have been duly and validly authorized by all necessary corporate action on the part of the Company, the MHC, the Mid-Tier and the Bank, and this Agreement constitutes the legal, valid and binding agreement of each of the Company, the MHC, the Mid-Tier and the Bank, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited under applicable law (it being understood that such counsel may avail itself of customary exceptions concerning the effect of bankruptcy, insolvency or similar laws and the availability of equitable remedies); (B) will not result in any violation of the provisions of the certificate of incorporation, organization certificate, articles of incorporation or charter, as the case may be, or bylaws of the Company, the MHC, the Mid-Tier or the Bank or any of the Subsidiaries; and (C) to the knowledge of such counsel, will not conflict with or constitute a breach of, or default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries is subject, that, individually or in the aggregate, would have a Material Adverse Effect.

(xv) The Prospectus has been duly authorized by the Commissioner for final use pursuant to the Conversion Regulations and no action is pending, or to the knowledge of such counsel, is threatened, by the Commissioner to revoke such authorization.

(xvi) The Registration Statement is effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or, to the knowledge of such counsel, proceedings therefor initiated or threatened by the SEC.

(xvii) No further approval, authorization, consent or other order of any public board or body is required in connection with the execution and delivery of this Agreement, the issuance of the Securities and the consummation of the Conversion except as may be required under the securities or “blue sky” laws of various jurisdictions as to which no opinion need be rendered.

(xviii) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and appraisal, financial and statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

(xix) The Common Stock conforms in all material respects to the description thereof contained in the Prospectus, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

(xx) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against or affecting the Company, the MHC, the Mid- Tier,

the Bank or the Subsidiaries which are required, individually or in the aggregate, to be disclosed in the Registration Statement and Prospectus, other than those disclosed therein.

(xxi) The information in the Prospectus under the captions “Federal and State Taxation,” (with respect to the federal taxation only), “Regulation and Supervision”, “The Conversion and the Offering”, “The Legacy Banks Foundation”, “Description of Capital Stock of Legacy Bancorp”, “Description of Legacy Banks Stock,” and “Restrictions on Acquisition of Legacy Bancorp and Legacy Banks” to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is complete and accurate in all material respects.

(xxii) To such counsel’s knowledge: (i) there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, (ii) the descriptions thereof or references thereto are correct, and (iii) no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

(xxiii) The Plan and the establishment and funding of the Foundation have been duly authorized by the Board of Directors of the Company, the Board of Trustees of the MHC, and the Boards of Directors of the Mid-Tier and the Bank and, to the knowledge of such counsel, the Commissioner’s approval of the Plan remains in full force and effect; the Bank’s charter has been amended, effective upon consummation of the Conversion and the filing of such amended charter with the Commissioner; to the knowledge of such counsel, the Company, the MHC, the Mid-Tier and the Bank have conducted the Conversion and the establishment and funding of the Foundation in all material respects in accordance with applicable requirements of the Conversion Regulations, the Plan and all other applicable regulations, decisions and orders thereunder (except to the extent that any such requirement was specifically waived in writing by the Commissioner, the FDIC or the OTS), including all material applicable terms, conditions, requirements and conditions precedent to the Conversion imposed upon the Company, the MHC, the Mid-Tier or the Bank by the Commissioner, the FDIC or the OTS and to the knowledge of such counsel, no order has been issued by the Commissioner, the FDIC or the OTS to suspend the Conversion or the Offerings and to the knowledge of such counsel, no action for such purpose has been instituted or threatened by the Commissioner, the FDIC or the OTS; and, to the knowledge of such counsel, no person has sought to obtain review of the final action of the Commissioner, the FDIC or the OTS in approving the Massachusetts Application (including the Plan which provides for the establishment of the Foundation), the FDIC Merger Application or the Holding Company Application.

(xxiv) To the knowledge of such counsel, the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses as described in the Registration Statement and the Prospectus, and all such licenses, permits and other governmental authorizations are in full force and effect, and the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries are in compliance therewith, except where the failure to have such licenses, permits or other governmental authorizations or the failure to be in compliance therewith would not have a Material Adverse Effect.

(xxv) To the knowledge of such counsel, none of the Company, the Bank, the Foundation, nor any of the Subsidiaries is in violation of its certificate of incorporation, organization certificate, articles of incorporation or charter, as the case may be, or bylaws (and the Bank will not be in violation of its charter upon consummation of the Conversion) or to the knowledge of such counsel in default (nor to the knowledge of such counsel has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries is a party or by which the Company, the MHC, the Mid-Tier, the Bank or any of the Subsidiaries or any of their property may be bound, which default or event could reasonably be expected to have a Material Adverse Effect.

(xxvi) The Company is not and, upon completion of the Conversion and the Offerings and the sale of the Common Stock and the application of the net proceeds therefrom, will not be required to be registered as an investment company under the Investment Company Act of 1940.

(2) In giving their opinions required by subsections (b)(1) of this Section, Lord, Bissell & Brook, LLP shall additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial, appraisal or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial, appraisal or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinions, Lord, Bissell & Brook, LLP may rely as to matters of fact on certificates of officers and directors/trustees of the Company, the MHC, the Mid-Tier and the Bank and certificates of public officials.

(3) The favorable opinion, dated as of the Closing Date, of Thatcher Proffitt & Wood LLP, counsel for the Agent, with respect to such matters as the Agent may reasonably require; such opinion may rely, as to matters of fact, upon certificates of officers and directors of the Company, the MHC, the Mid-Tier and the Bank delivered pursuant hereto or as such counsel may reasonably request.

(c) At the Closing Time referred to in Section 2, the Company, the MHC, the Mid-Tier and the Bank shall have completed in all material respects the conditions precedent to the Conversion in accordance with the Plan, the applicable Conversion Regulations and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the MHC, the Mid-Tier or the Bank by the Commissioner, the FDIC, the OTS or any other regulatory authority, other than those which such regulatory agency permit to be completed after the Conversion.

(d) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Change, whether or not arising in the ordinary course of business consistent with past practice, and the Agent shall have received a certificate of the Chief Executive Officer of each of the Company, the MHC, the Mid-Tier and of the Bank and the Chief Financial Officer of the Company, the MHC, the Mid-Tier and the Bank, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Change; (ii) there shall have been no material transaction entered into by the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries from the latest date as of which the financial condition of the Company, the MHC, the Mid-Tier or the Bank is set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice, (iii) none of the Company, the MHC, the Mid-Tier or the Bank shall have received from the FRB, the Commissioner, the FDIC or OTS any direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which direction, if any, shall have been disclosed to the Agent) or which materially and adversely would affect the business affairs, financial condition, results of operations or prospects of the Company, the MHC, the Mid-Tier, the Bank or the Subsidiaries, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (v) the Company, the MHC, the Mid-Tier and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC and (vii) no order suspending the Offerings or the authorization for final use of the Prospectus has been issued and no proceedings for that purpose have been initiated or threatened by the Commissioner and no person has sought to obtain regulatory or judicial review of the action of the Commissioner in approving the Plan in accordance with the Conversion Regulations nor has any person sought to obtain regulatory or judicial review of the action of the OTS in approving the Holding Company Application.

(e) At the Closing Time, the Agent shall have received a certificate of the Chief Executive Officer of the Company and of the Bank and the Chief Financial Officer of the Company and of the Bank, dated as of Closing Time, to the effect that (i) they have reviewed the contents of the Registration Statement and the Prospectus; (ii) based on each of their knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition and results of operations of the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries as of and for the dates and periods covered by the Registration Statement and the Prospectus; (iv) they are responsible for establishing and maintaining internal controls; (v) they have designed such internal controls to ensure that material information relating to the Company, the MHC, the Mid-Tier, the Bank and the Subsidiaries is made known to them; (vi) they have evaluated the effectiveness of their internal controls; and (vii) they have disclosed to Wolf and the audit committee (A) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s and the Bank’s ability to record, process, summarize, and report financial data, and have identified for the Company’s and the Bank’s auditors any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s and the Bank’s internal controls.

(f) At the time of the execution of this Agreement, the Agent shall have received from Wolf a letter dated such date, in form and substance satisfactory to the Agent, to the effect that (i) they are independent registered public accounting firm with respect to each of the Company and the MHC on a consolidated basis, within the meaning of the Code of Ethics of the AICPA, the Securities Act and the

Securities Act Regulations, and the applicable rules of the Public Company Accounting Oversight Board and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act; (iii) based upon limited procedures as agreed upon by the Agent and Wolf set forth in detail in such letter, including a review of unaudited interim financial information as of and for the periods ended April 30, 2005 and June 30, 2005 in accordance with SAS 100 and a reading of the minutes of each of the audit committee and executive committee of the Company, the MHC, the Mid-Tier and the Bank, nothing has come to their attention which causes them to believe that (a) the unaudited financial statements and supporting schedules of the MHC, on a consolidated basis, included in the Registration Statement plus the unaudited financial statements supporting the financial information presented in the Registration Statement as “Recent Developments” do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus, (b) the amounts set forth under “Selected Consolidated Financial Information” and “Recent Developments” in the Registration Statement do not agree with the amounts set forth in unaudited or audited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (c) at a specified date not more than five days prior to the date of this Agreement, there has been any increase in the consolidated long term or short term debt of the Company or the MHC, on a consolidated basis, or any decrease in total assets, the allowance for loan losses, total deposits or net worth of the Company and the MHC, on a consolidated basis, in each case as compared with the amounts shown in the April 30, 2005 unaudited balance sheet included in the Registration Statement or, (d) during the period from April 30, 2005 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in total interest income, net interest income, net interest income after provision for loan losses, non-interest income, income before income tax expense or net income or any increase in non-performing assets, non-interest expense or provision for loan losses of the Company or the MHC, on a consolidated basis, except in all instances for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and the Prospectus and which are specified by the Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, and the MHC, on a consolidated basis, identified in such letter.

(g) At Closing Time, the Agent shall have received a letter from Wolf dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time.

(h) At Closing Time, the Securities shall have been approved for listing on the Nasdaq National Market upon notice of issuance.

(i) At Closing Time, the Agent shall have received a letter from Keller, dated as of the Closing Time, confirming its appraisal.

(j) At Closing Time, counsel for the Agent shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Foundation Shares as contemplated herein or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities and the Foundation Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Agent and counsel for the Agent.

(k) At any time prior to Closing Time, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the reasonable judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by order of the SEC or any other governmental authority, and a banking moratorium shall not have been declared by either Federal or New York or Massachusetts authorities.

SECTION 6. INDEMNIFICATION.

(a) The Company, the MHC, the Mid-Tier and the Bank, jointly and severally, agree to indemnify and hold harmless the Agent, each person, if any, who controls the Agent, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents as follows:

(i) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, related to or arising out of the Conversion (including the establishment of the Foundation and the contribution of the Foundation Shares thereto by the Company) or any action taken by the Agent where acting as agent of the Company, the MHC, the Mid-Tier or the Bank or otherwise as described in Section 2 hereof;

(ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Corporator Statement or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company, the MHC, the Mid-Tier or the Bank, which consent shall not be unreasonably withheld; and

(iv) from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing for or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clauses (i) or (ii) above, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of: (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the Agent Information, (ii) any breach of this Agreement or of any representation or warranty hereunder by the Agent, or (iii) the Agent’s own bad faith, willful misconduct or gross negligence.

(b) The Agent agrees to indemnify and hold harmless the Company, the MHC, the Mid-Tier, the Bank, their directors/trustees, and each of the officers of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Agent Information.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement to the indemnified party except to the extent that the indemnifying party is actually prejudiced thereby. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) The Company, the MHC, the Mid-Tier and the Bank also agree that the Agent shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Bank, the Company, the MHC, the Mid-Tier its security holders or their creditors relating to or arising out of the engagement of the Agent pursuant to, or the performance by the Agent of the services contemplated by, this Agreement, except for the Agent’s bad faith, gross negligence or willful misconduct.

(e) In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that the Agent, any person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company, the MHC, the Mid-Tier, the Bank, the Agent or any of its respective affiliates or any participant in the transactions contemplated hereby in which the Agent or such person or agent is not named as a defendant, the MHC, the Mid-Tier, the Company and the Bank jointly and severally agree to reimburse the Agent or such other persons for all reasonable and necessary out-of-pocket expenses incurred by it or them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Agent in an amount to be mutually agreed upon.

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the MHC, the Mid-Tier, the Bank and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the MHC, the Mid-Tier or the Bank and the Agent, as incurred, in such proportions (i) that the Agent is responsible for that portion represented by the percentage that the maximum aggregate marketing fees appearing on the cover page of the Prospectus bears to the maximum aggregate gross proceeds appearing thereon and the Company, the MHC, the Mid-Tier and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company, the MHC, the Mid-Tier and the Bank on the one hand and the Agent on the other, as reflected in clause (i), but also the relative fault of the Company, the MHC, the Mid-Tier and the Bank on the one hand and the Agent on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Agent, and each director/trustee of the Company, the MHC, the Mid-Tier and the Bank and each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the MHC, the Mid-Tier or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, the MHC, the Mid-Tier and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, in no event shall the Agent be required to contribute an aggregate amount in excess of the aggregate marketing fees to which the Agent is entitled and actually paid pursuant to this Agreement.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company, the MHC, the Mid-Tier or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or any controlling person, or by or on behalf of the Company, the MHC, the Mid-Tier or the Bank and shall survive delivery of the Securities.

SECTION 9. TERMINATION OF AGREEMENT.

(a) The Agent may terminate this Agreement, by notice to the Company, the MHC, the Mid-Tier and the Bank at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the reasonable judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, or (iii) if trading generally on the Nasdaq Stock Market, the American Stock Exchange or the Nasdaq Stock Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities, (iv) if any condition specified in Section 5 shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such Material Adverse Change or the prospective market for the Company’s securities as in the Agent’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Securities; (vi) if, in the Agent’s good faith opinion, the aggregate value for the Securities established by Keller is not reasonable or equitable under then prevailing market conditions; or (vii) if the Conversion is not consummated on or prior to March 31, 2006.

(b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to the Agent at 18 Columbia Turnpike, Florham Park, NJ 07932 attention of Chief Executive Officer, facsimile number (973) 597-1258; notices to the Company, the MHC, the Mid-Tier and the Bank shall be directed to them at 99 North Street, Pittsfield, Massachusetts 01201, attention: Chief Executive Officer.

SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, the MHC, the Mid-Tier and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, the Company, the MHC, the Mid-Tier and the Bank and their respective successors and the controlling persons and partners, and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Agent, the Company, the MHC, the Mid-Tier and the Bank and their respective successors, and said controlling persons and partners and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for the engagement letter dated April 28, 2005, by and between the Agent and the Bank, relating to the Agent’s providing conversion agent services to the Company, the MHC, the Mid-Tier and the Bank in connection with the Conversion. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed in said state without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

SECTION 14. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 15. HEADINGS. Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Agent a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent, the Company, the MHC, the Mid-Tier and the Bank in accordance with its terms.

Very truly yours,

LEGACY BANCORP, INC.

By:
Name:
Title:

MUTUAL BANCORP OF THE BERKSHIRES, INC.

By:
Name:
Title:

LEGACY GROUP, INC.

By:
Name:
Title:

LEGACY BANKS

By:
Name:
Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

RYAN BECK & CO., INC.

By:
Name:
Title:

Master Selected Dealer Agreement

Ryan Beck & Co., Inc.

18 Columbia Turnpike

Florham Park, NJ 07932

Gentlemen:

(1) General. We understand that Ryan Beck & Co., Inc. (“Ryan Beck”) is entering into this Agreement with us and other firms who may be offered the right to purchase as principal a portion of securities being distributed to the public. The terms and conditions of this Agreement shall be applicable to any public offering of securities (“Securities”) pursuant to a registration statement filed under the Securities Act of 1933 (the “Securities Act”) or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Ryan Beck (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers (“Selected Dealers”) and has informed us that such terms and conditions shall be applicable. Any such offering of Securities to us as a Selected Dealer is hereinafter called an “Offering.” In the case of any Offering in which you are acting for the account of any underwriting or similar group or syndicate (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering in which you are acting with others as representatives of Underwriters, such other representatives. The term “preliminary prospectus” means any preliminary prospectus relating to an Offering of Securities or any preliminary prospectus supplement together with a prospectus relating to an Offering of Securities; the term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to an Offering of Securities, filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act or any successor or similar rules.

This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any prior oral or written agreements or understanding between the parties hereto or their predecessors with respect to the subject matter hereof.

(2) Conditions of Offering, Acceptance and Purchase. Any Offering will be subject to delivery of the Securities and their acceptance by you and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. You will advise us by telegram, telex, facsimile, e-mail, or other form of written communication (“Written Communication”) of the particular method and supplementary terms and conditions

(including, without limitation, the information as to prices and offering date referred to in Section 3(c)) of any Offering in which we are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by us with respect to any Offering should be sent to Ryan Beck. You may close the subscription books at any time in your sole discretion without notice, and you reserve the right to reject any acceptance in whole or in part. Payment for Securities purchased by us is to be made at such office as you may designate, at the public offering price, or, if you shall so advise us, at such price less the concession to dealers or at the price set forth or indicated in a Written Communication, on such date as you shall determine, on one day’s prior notice to us, by wire transfer to a Ryan Beck account, against delivery of certificates or other forms evidencing such Securities. If payment is made for Securities purchased by us at the public offering price, the concession to which we shall be entitled will be paid to us upon termination of the provisions of Section 3(c) with respect to such Securities.

Unless we promptly give you written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, delivery of Securities purchased by us will be made through such facilities if we are a member, or if we are not a member, settlement may be made through our ordinary correspondent who is a member.

(3) Representations, Warranties, and Agreements.

(a) Registered Offerings. In the case of any Offering of Securities that are registered under the Securities Act (“Registered Offering”), you shall provide us with such number of copies of each preliminary prospectus, the Prospectus and any supplement thereto relating to each Registered Offering as we may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable Rules and regulations of the Securities and Exchange Commission thereunder. We represent that we are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that we will comply therewith. We agree to keep an accurate record of our distribution (including dates, number of copies, and persons to whom sent) of copies of the Prospectus or any preliminary prospectus (or any amendment or supplement to any thereof), and promptly upon request by you, to bring all subsequent changes to the attention of anyone to whom such material shall have been furnished. We agree to furnish to persons who receive a confirmation of sale a copy of the Prospectus filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act. We agree that in purchasing Securities in a Registered Offering we will rely upon no statements whatsoever, written or oral, other than the statements in the Prospectus delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to a Prospectus or by any Underwriter to give any information or to make any representation not contained in the Prospectus in connection with the sale of such Securities.

(b) Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, including, without

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limitation, an Offering of “exempted securities” as defined in Section 3(a)(2) of the Securities Act (an “Exempted Securities Offering”), you shall provide us with such number of copies of each preliminary offering circular, the final offering circular and any supplement thereto relating to each Offering as we may reasonably request. We agree that we will comply with the applicable federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. We agree that in purchasing Securities pursuant to an offering circular we will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

(c) Offer and Sale to the Public. With respect to any Offering of Securities, you will inform us by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers, and the time when we may commence selling Securities to the public. After such public offering has commenced, you may change the public offering price, the selling concession, and the reallowance to dealers. With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 5, we agree to offer Securities to the public only at the public offering price, except that if a reallowance is in effect, a reallowance from the public offering price not in excess of such reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740 of the Rules of Conduct of the National Association of Securities Dealers, Inc. (the “NASD”) and who are either members in good standing of the NASD or foreign brokers or dealers not eligible for membership in the NASD who represent to us that they will promptly reoffer such Securities at the public offering price and will abide by the conditions with respect to foreign brokers and dealers set forth in Section 3(f) hereof.

(d) Stabilization and Overallotment. You may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities, any other securities of the issuer of the Securities of the same class and series and any other securities of such issuer that you may designate for long or short account, and to stabilize or maintain the market price of the Securities. We agree not to purchase and sell Securities for which an order from a client has not been received without your consent in each instance. We agree to advise you from time to time upon request, prior to the termination of the provisions of Section 3(c) with respect to any Offering, of the amount of Securities purchased by us hereunder remaining unsold and we will, upon your request, sell to you, for the accounts of the Underwriters, such amount of Securities as you may designate, at the public offering price thereof less an amount to be determined by you not in excess of the concession to dealers. In the event that prior to the later of (i) the termination of the provisions of Section 3(c) with respect to any Offering, or (ii) the covering by you of any short position created by you in connection with such Offering for your account or the account of one or more Underwriters, you purchase or contract to purchase for the account of any of the Underwriters, in the open market or otherwise, any Securities theretofore delivered to us, you reserve the right to withhold the above-mentioned concession to dealers on such Securities if sold to us at the public offering price, or if such

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concession has been allowed to us through our purchase at a net price, we agree to repay such concession upon your demand, plus in each case any taxes on redelivery, commissions, accrued interest, and dividends paid in connection with such purchase or contract to purchase.

(e) Open Market Transactions. We agree to abide by Regulation M under the Exchange Act and we agree not to bid for, purchase, attempt to purchase, or sell, directly or indirectly, any Securities, any other Reference Securities (as defined in Regulation M) of the issuer, or any other securities of such issuer as you may designate, except as brokers pursuant to unsolicited orders and as otherwise provided in this Agreement. If the Securities are common stock or securities convertible into common stock, we agree not to effect, or attempt to induce others to effect, directly or indirectly, any transactions in or relating to any stock of such issuer, except to the extent permitted by Rule 101 of Regulation M under the Exchange Act.

(f) NASD. We represent that we are actually engaged in the investment banking or securities business and we are either (i) a member in good standing of the NASD, (ii) if not such a member, a foreign dealer not eligible for membership, or (iii) solely in connection with an Exempted Securities Offering, a bank, as defined in Section 3(a)(6) of the Exchange Act, that does not otherwise fall within provision (i) or (ii) of this sentence (a “Bank”). If we are a member as described in (i), we agree that in making sales of the Securities we will comply with all applicable interpretative materials and Conduct Rules of the NASD, including, without limitation, Conduct Rules 2740 (relating to Selling Concessions, Discounts and Other Allowances) and 2790 (relating to New Issues). If we are a foreign dealer as described in (ii), we agree not to offer or sell any Securities in the United States of America, its territories or its possessions or to persons who are citizens thereof or residents therein (other than through you), and in making sales of Securities outside the United States of America we agree to comply as though we were a member with Conduct Rules 2730 (relating to Securities Taken in Trade), 2740 (relating to Selling Concessions), 2750 (relating to Transactions with Related Persons) and 2790 (relating to New Issues) as though we were such a member and to comply with Conduct Rule 2420 (relating to Dealing with Non-Members) as it applies to a nonmember broker or dealer in a foreign country. In connection with an Exempted Securities Offering, if we are a Bank, we agree to also comply, as though we were an NASD member, with the provision of Rules 2730, 2740 and 2750 of the Conduct Rules. We further represent, by our participating in an Offering, that we have provided to you all documents and other information required to be filed with respect to us, any related person or any person associated with us or any such related person pursuant to the supplementary requirements of the NASD’s interpretation with respect to review of corporate financing as such requirements relate to such Offering.

We further agree that, in connection with any purchase of Securities from you that is not otherwise covered by the terms of this Agreement (whether you are acting as manager, as member of an underwriting syndicate or a selling group or otherwise), if a selling concession, discount or other allowance is granted to us, the preceding paragraph will be applicable.

(g) Relationship among Underwriters and Selected Dealers. You may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, with your consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the public offering price less all or any part of the concession. We are not

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authorized to act as agent for you or any Underwriter or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Nothing contained herein or in any Written Communication from you shall constitute the Selected Dealers partners with you or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for federal income tax purposes, then we elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. We authorize you, in your discretion, to execute and file on our behalf such evidence of that election as may be required by the Internal Revenue Service. Neither you nor any Underwriter shall be under any obligation to us except for obligations assumed hereby or in any Written Communication from you in connection with any Offering. In connection with any Offering, we agree to pay our proportionate share of any tax, claim, demand, or liability asserted against us, and the other Selected Dealers or any of them, or against you or the Underwriters, if any, based on any claim that such Selected Dealers or any of them constitute an association, unincorporated business, or other separate entity, including in each case our proportionate share of any expense incurred in defending against any such tax, claim, demand, or liability.

(h) Blue Sky Laws. Upon application to you, you will inform us as to the jurisdictions in which you believe the Securities have been qualified for sale or are exempt under the respective securities or “blue sky” laws of such jurisdictions. We understand and agree that compliance with the securities or “blue sky” laws in each jurisdiction in which we shall offer or sell any of the Securities shall be our sole responsibility and that you assume no responsibility or obligations as to the eligibility of the Securities for sale or our right to sell the Securities in any jurisdiction.

(i) Compliance with Law. We agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities), we will comply with the applicable provisions of the Securities Act and the Exchange Act, the applicable Rules and regulations of the Securities and Exchange Commission thereunder, the applicable Rules and regulations of the NASD, the applicable Rules and regulations of any securities exchange having jurisdiction over the Offering, and the applicable laws, rules and regulations specified in Section 3(c) hereof. Without limiting the foregoing, (a) we agree that, at all times since we were invited to participate in an Offering of Securities, we have complied with the provisions of Regulation M applicable to such Offering, in each case after giving effect to any applicable exemptions and (b) we represent that our incurrence of obligations hereunder in connection with any Offering of Securities will not result in the violation by us of Rule 15c3-1 under the Exchange Act, if such requirements are applicable to us. You shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to any Offering. Neither you nor any Underwriter shall be under any liability to us, except for lack of good faith and for obligations expressly assumed by you in this Agreement; provided, however, that nothing in this sentence shall be deemed to relieve you from any liability imposed by the Securities Act.

(j) Best Efforts Offerings. If you communicate to us that a particular offering is being made on a best efforts basis, then the terms in this Section 3(j) apply and other inconsistent terms in this Agreement do not apply.

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(i) The offering will be a best efforts offering. The offering also will be contingent and involve a closing only after receipt of necessary documentation from the issuer and satisfaction of other conditions, if any, specified in the prospectus or offering circular and the agency or engagement agreement with you and the issuer. The offering is designed to comply with applicable SEC rules, including Rules 15c2-4, 10b-9, and 15c6-1. See NASD Notice to Members 98-4, 87-61 and 84-7.

(ii) We represent and agree that we shall take necessary steps to comply with SEC Rules 15c2-4, 10b-9 and 15c6-1, including, but not limited to, depositing funds in a complying special account if funds are received before all closing conditions have been met. We also represent that we are aware that those who purchase in this best efforts offering are subject to the investor purchase limitations described in the prospectus or offering circular.

(4) Indemnification. We agree to indemnify and hold harmless Ryan Beck, the issuer of the Securities, each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) Ryan Beck or the issuer of the Securities, and their respective directors, officers and employees from and against any and all losses, liabilities, costs or claims (or actions in respect thereof) (collectively, “Losses”) to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such Losses arise out of or are in connection with the breach of any representation, warranty or agreement made by us herein.

If any claim, demand, action or proceeding (including any governmental investigation) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party, the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnified party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. Such firm shall be designated in writing by the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent

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of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

The indemnity agreements contained in this Section and the representations and warranties by us in this Agreement shall remain operative and in full force and effect regardless of: (i) any termination of this Agreement, (ii) any investigation made by an indemnified party or on such party’s behalf or any person controlling an indemnified party or by or on behalf of the indemnifying party, its directors or officers or any person controlling the indemnifying party, and (iii) acceptance of and payment for any Securities.

(5) Termination; Supplements and Amendments. This Agreement may be terminated by either party hereto upon five business days’ written notice to the other party; provided that with respect to any Offering for which a Written Communication was sent and accepted prior to such notice, this Agreement as it applies to such Offering shall remain in full force and effect and shall terminate with respect to such Offering in accordance with the last sentence of this Section. This Agreement may be supplemented or amended by you by written notice thereof to us, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Sections 3(c) and (e) with regard to any offering will terminate at the close of business on the thirtieth day after the date of the initial public offering of the Securities to which such Offering relates, but such terms and conditions, upon notice to us, may be terminated by you at any time.

(6) Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified or indicated in Section 1, and the respective successors and assigns of each of them.

(7) Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from you to us in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws principles.

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By signing this Agreement we confirm that our subscription to, or our acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 5) together with and subject to any supplementary terms and conditions contained in any Written Communication from you in connection with such Offering, all of which shall constitute a binding agreement between us and you, individually, or as representative of any Underwriters, (ii) in confirmation that our representations and warranties set forth in Section 3 are true and correct at that time and (iii) confirmation that our agreements set forth in Sections 2 and 3 have been and will be fully performed by us to the extent and at the times required thereby.

Very truly yours,

(Name of Firm)

By:
Confirmed, as of the date
first above written.

RYAN BECK & CO., INC.

By:

Execution Date:

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